SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 30, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices, including zip code)

(302) 326-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On August 30, 2004, Applied Extrusion Technologies, Inc. (the “Company”) amended its credit facility with General Electric Capital Corporation that will expire on October 3, 2008.  This amendment waives any event of default arising under its current credit facility with respect to the non-payment of interest on its senior notes through October 1, 2004, which date may be extended by the lenders.  A copy of the Fifth Amendment to Credit Agreement dated as of August 30, 2004 is attached hereto as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

	By:	/s/ BRIAN P. CRESCENZO
Name: Brian P. Crescenzo
Title: Vice President, Secretary and Chief Financial Officer

Date: September 2, 2004

EXHIBIT INDEX

Exhibit 10.1	Fifth Amendment to Credit Agreement between Applied Extrusion Technologies, Inc. and General Electric Capital Corporation dated August 30, 2004.